Exhibit 10.47


*                                                                 CONFORMED COPY

                  SIXTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

                  THIS SIXTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of August 27, 2001 (this "Amendment"), by and among XL Insurance Ltd, XL Re Ltd (formerly known as XL Mid Ocean Reinsurance Ltd), EXEL Acquisition Ltd. and XL Capital Ltd, as Guarantors and, except in the case of EXEL Acquisition, as Borrowers (the Guarantors and the Borrowers being referred to herein collectively as the "XL Parties"), Mellon Bank, N.A., as Agent (the "Agent"), and the banks listed on the signature pages hereto (collectively, the "Banks").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, the XL Parties, the Banks, and the Agent are parties to a Revolving Credit Agreement, dated as of June 6, 1997, (as amended by the First Amendment thereto, dated as of November 5, 1997, the Second Amendment thereto, dated as of August 3, 1998, the Third Amendment thereto, dated as of December 4, 1998, the Fourth Amendment thereto, dated as of June 30, 1999 and the Fifth Amendment thereto, dated as of February 25, 2000, the "Credit Agreement"), pursuant to which the Banks have agreed, on the terms and subject to the conditions described therein, to make Loans to the Borrowers; and

                  WHEREAS, the XL Parties have requested the Banks to make certain additional changes to the Credit Agreement; and

                  WHEREAS, the Banks are willing to amend the Credit Agreement as set forth below; and

                  WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement;

                  NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                  SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT

                  (a) Each of Article V and Article VI of the Credit Agreement is hereby amended and restated in their entirety to read as set forth on Annex I to this Amendment.

                  (b) Section 1.01 of the Credit Agreement is hereby amended by adding thereto, in appropriate alphabetical sequence, the following definitions:

                        "Default" means any event or condition which constitutes
                      an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

                        "Financial  Officer" means, with respect to any Obligor,
                      a principal financial officer of such Obligor.

                        "Obligor"  means each of the  Borrowers  and each of the
                      Guarantors.

                        "SEC" means the  Securities  and Exchange  Commission or
                      any successor entity.

                        "XL  Mid  Ocean"  and  "XL  Re"  shall  mean  XL Re Ltd,
                      formerly known as XL Mid Ocean Reinsurance Ltd.

                  (c) Section 1.01 of the Credit Agreement is hereby amended by deleting the respective definitions of the terms "Asset Accumulation Lien" and "Total Adjusted Funded Debt" appearing therein.


               Sixth Amendment to Revolving Credit Agreement (XL)

                  (d) The Credit Agreement is hereby amended by deleting Schedules 6.03(a), 6.03(g) and 6.08(d).

                  (e) The Credit Agreement is hereby amended by adding thereto a Schedule 6.03 in the form attached to this Amendment as Annex II.

                  (f) The Credit Agreement is hereby amended by adding thereto a Schedule 6.07 in the form attached to this Amendment as Annex III.

                  SECTION 2. EFFECTIVENESS; EFFECT OF AMENDMENT. This Amendment shall become effective upon execution and delivery hereof by the XL Parties, the Agent and the Required Banks. The Credit Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

                  SECTION 3. GOVERNING LAW. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the laws of said Commonwealth.

                  SECTION 4. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.





               Sixth Amendment to Revolving Credit Agreement (XL)
                                      -3-

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                     XL INSURANCE LTD,
                                     as a Borrower and as a Guarantor


                                     By:/s/ PAUL S. GIORDANO
                                        -----------------------------------
                                     Title: EXECUTIVE VICE PRESIDENT,
                                            GENERAL COUNSEL & SECRETARY


                                     XL RE LTD (formerly known as XL MID
                                       OCEAN REINSURANCE LTD),
                                     as a Borrower and as a Guarantor

                                     By: /s/ PAUL S. GIORDANO
                                        -----------------------------------
                                     Title: EXECUTIVE VICE PRESIDENT
                                            GENERAL COUNSEL & SECRETARY


                                     EXEL ACQUISITION LTD.,
                                        as a Guarantor

                                     By: /s/ PAUL S. GIORDANO
                                        -----------------------------------
                                     Title: SECRETARY & DIRECTOR


                                     XL CAPITAL LTD, as a Borrower and
                                        as a Guarantor


                                     By: /s/ PAUL S. GIORDANO
                                        -----------------------------------
                                     Title: EXECUTIVE VICE PRESIDENT
                                            GENERAL COUNSEL & SECRETARY



               Sixth Amendment to Revolving Credit Agreement (XL)

                                            MELLON BANK, N.A., as a Bank
                                            and as Agent

                                            By: /s/ KARLA K. MALOOF
                                               ---------------------------------
                                            Title: VICE PRESIDENT



                                            BANK OF TOKYO - MITSUBISHI LTD.,
                                               as a Bank

                                            By:
                                               --------------------------------
                                            Title:
                                                  -----------------------------



                                            DEUTSCHE BANK AG, NEW YORK OR
                                              CAYMAN ISLANDS BRANCHES,
                                               as a Bank

                                            By: /s/ CLINTON JOHNSON
                                               --------------------------------
                                            Title: MANAGING DIRECTOR


                                            By: /s/ RUTH LEUNG
                                               --------------------------------
                                            Title: DIRECTOR



                                            THE BANK OF NOVA SCOTIA,
                                               as a Bank

                                            By:
                                               --------------------------------
                                            Title:
                                               --------------------------------


               Sixth Amendment to Revolving Credit Agreement (XL)

                                           THE CHASE MANHATTAN BANK,
                                                 as a Bank

                                           By: /s/ HELEN L. NEWCOMB
                                              ----------------------------------
                                           Title: VICE PRESIDENT



                                           THE BANK OF BERMUDA LIMITED,
                                                 as a Bank

                                           By: /s/ A. KERRY DAVISON
                                              ----------------------------------
                                           Title: VICE PRESIDENT, Credit Manager



                                           ROYAL BANK OF CANADA,
                                                 as a Bank

                                           By: /s/ ALEXANDER BIRR
                                              ----------------------------------
                                           Title: SENIOR MANAGER


                                           BANQUE NATIONALE DE PARIS,
                                                 as a Bank


                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------


                                           By:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------


               Sixth Amendment to Revolving Credit Agreement (XL)

                                          BANK OF AMERICA, N. A.,
                                                as a Bank

                                          By: /s/ DEBRA BASLER
                                             -----------------------------------
                                          Title: VICE PRESIDENT



                                          CREDIT LYONNAIS NEW YORK BRANCH,
                                             as a Bank


                                          By: /s/ PETER RASMUSSEN
                                             -----------------------------------
                                          Title: FIRST VICE PRESIDENT


                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------



                                          HYPOVEREINSBANK, as a Bank

                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------

                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------



                                          FLEET NATIONAL BANK, as a Bank

                                          By: /s/ ANSON HARRIS
                                             -----------------------------------
                                          Title: DIRECTOR



               Sixth Amendment to Revolving Credit Agreement (XL)

                                                      Annex I to Sixth Amendment

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

                  Until the commitments of the Banks under Section 2.01 hereof to make Loans have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Borrowers covenant and agree with the Banks that:

                  5.01. FINANCIAL STATEMENTS AND OTHER INFORMATION. Each Borrower will furnish to the Agent and each Bank:

                  (a) within 135 days after the end of each fiscal year of such Borrower (but in the case of XL Capital, within 100 days after the end of each fiscal year of XL Capital), the audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows of such Borrower and its consolidated Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year (if such figures were already produced for such corresponding period or periods) (it being understood that delivery to the Banks of XL Capital's Report on Form 10-K filed with the SEC shall satisfy the financial statement delivery requirements of this paragraph (a) to deliver the annual financial statements of XL Capital so long as the financial information required to be contained in such Report is substantially the same as the financial information required under this paragraph (a)), all reported on by PricewaterhouseCoopers LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of such Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP or (in the case of XL Insurance and XL Re) SAP, as the case may be, consistently applied;

                  (b) within 60 days after the end of each of the first three fiscal quarters of each fiscal year of such Borrower, the consolidated balance sheet and related statements of operations, stockholders' equity and cash flows of such Borrower and its consolidated Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the corresponding period or periods of the previous fiscal year (if such figures were already produced for such corresponding period or periods), all certified by a Financial Officer of such Borrower as presenting fairly in all material respects the financial condition and results of operations of such Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP or (in the case of XL Insurance and XL Re) SAP, as the case may be, consistently applied, subject to normal year-end audit adjustments and the absence of footnotes (it being understood that delivery to the Banks of XL Capital's Report on Form 10-Q filed with the SEC shall satisfy the financial statement delivery requirements of this paragraph (b) to deliver the quarterly financial statements of XL Capital so long as the financial information required to be contained in such Report is substantially the same as the financial information required under this paragraph (b));

                  (c) concurrently with any delivery of financial statements under clause (a) or (b) of this Section, a certificate signed on behalf of each Borrower by a Financial Officer (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.03, 6.05, 6.06 and 6.07 and (iii) stating whether any change in GAAP or (in the case of XL

Insurance and XL Re) SAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.03 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

                  (d) concurrently with any delivery of financial statements under clause (a) of this Section, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

                  (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by such Borrower or any of its respective Subsidiaries with the SEC, or any Official Body succeeding to any or all of the functions of the SEC, or with any U.S. or other securities exchange, or distributed by such Borrower to its shareholders generally, as the case may be;

                  (f) concurrently with any delivery of financial statements under clause (a) or (b) of this Section, a certificate of a Financial Officer of XL Capital, setting forth on a consolidated basis for XL Capital and its consolidated Subsidiaries as of the end of the fiscal year or quarter to which such certificate relates (i) the aggregate book value of assets which are subject to Liens permitted under Section 6.03(g) and the aggregate book value of liabilities which are subject to Liens permitted under Section 6.03(g) (it being understood that the reports required by paragraphs (a) and (b) of this Section shall satisfy the requirement of this clause (i) of this paragraph (f) if such reports set forth separately, in accordance with GAAP, line items corresponding to such aggregate book values) and (ii) a calculation showing the portion of each of such aggregate amounts which portion is attributable to transactions among wholly-owned Subsidiaries of XL Capital; and

                  (g) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of XL Capital or any of its Subsidiaries, or compliance with the terms of this Agreement, as the Agent or any Bank may reasonably request.

                  5.02. NOTICES OF MATERIAL EVENTS. Each Borrower will furnish to the Agent and each Bank prompt written notice of the following:

                  (a)  the occurrence of any Default; and

                  (b) any event or condition constituting, or which could reasonably be expected to have, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the relevant Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken by such Borrower with respect thereto.

                  5.03. PRESERVATION OF EXISTENCE AND FRANCHISES. Each Borrower will, and will cause each of its Subsidiaries to, maintain its corporate existence and its material rights and franchises in full force and effect in its jurisdiction of incorporation; PROVIDED that the foregoing shall not prohibit any merger or consolidation permitted under Section 6.01. Each Borrower will, and will cause each of its Subsidiaries to, qualify and remain qualified as a foreign corporation in each jurisdiction in which failure to receive or retain such qualification would have a Material Adverse Effect.

                  5.04. INSURANCE. Each Borrower will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers, insurance with respect to its properties in such amounts as is customary in the case of corporations engaged in the same or similar businesses having similar properties similarly situated.

                  5.05. MAINTENANCE OF PROPERTIES. Each Borrower will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition the properties now or hereafter owned, leased or otherwise possessed by and used or useful in its business and will make or cause to be made all needful and proper repairs, renewals, replacements and improvements thereto so that the business carried on in connection therewith may be properly conducted at all times except if the failure to do so would not have a Material Adverse Effect; PROVIDED, HOWEVER, that the foregoing shall not impose on such Borrower or any Subsidiary of such Borrower any obligation in respect of any property leased by such Borrower or such Subsidiary in addition to such Borrower's obligations under the applicable document creating such Borrower's or such Subsidiary's lease or tenancy.

                  5.06. PAYMENT OF TAXES AND OTHER POTENTIAL CHARGES AND PRIORITY CLAIMS; PAYMENT OF OTHER CURRENT LIABILITIES. Each Borrower will, and will cause each of its Subsidiaries to, pay or discharge:

                  (a) on or prior to the date on which penalties attach thereto, all taxes, assessments and other governmental charges or levies imposed upon it or any of its properties or income;

                  (b) on or prior to the date when due, all lawful claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, if unpaid, might result in the creation of a Lien upon any such property; and

                  (c) on or prior to the date when due, all other lawful claims which, if unpaid, might result in the creation of a Lien upon any such property (other than Liens not forbidden by Section 6.03) or which, if unpaid, might give rise to a claim entitled to priority over general creditors of such Borrower in any proceeding under the Bermuda Companies Law or Bermuda Insurance

Law, or any insolvency proceeding, liquidation, receivership, rehabilitation, dissolution or winding-up involving such Borrower or such Subsidiary;

PROVIDED that, unless and until foreclosure, distraint, levy, sale or similar proceedings shall have been commenced, such Borrower need not pay or discharge any such tax, assessment, charge, levy or claim so long as the validity thereof is contested in good faith and by appropriate proceedings diligently conducted and so long as such reserves or other appropriate provisions as may be required by GAAP or SAP, as the case may be, shall have been made therefor and so long as such failure to pay or discharge does not have a Material Adverse Effect.

                  5.07. FINANCIAL ACCOUNTING PRACTICES. Such Borrower will, and will cause each of its consolidated Subsidiaries to, make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect its transactions and dispositions of its assets and maintain a system of internal accounting controls sufficient to provide reasonable assurances that transactions are recorded as necessary to permit preparation of financial statements required under Section 5.01 in conformity with GAAP and SAP, as applicable, and to maintain accountability for assets.

                  5.08. COMPLIANCE WITH APPLICABLE LAWS. Each Borrower will, and will cause each of its Subsidiaries to, comply with all applicable Laws (including but not limited to the Bermuda Companies Law and Bermuda Insurance
Laws) in all respects; PROVIDED that such Borrower or any Subsidiary of such Borrower will not be deemed to be in violation of this Section as a result of any failure to comply with any such Law which would not (i) result in fines, penalties, injunctive relief or other civil or criminal liabilities which, in the aggregate, would have a Material Adverse Effect or (ii) otherwise impair the ability of such Borrower to perform its obligations under this Agreement.

                  5.09. USE OF PROCEEDS. Each Borrower will use the proceeds of all Loans for its general corporate purposes (which may include funding acquisitions, paying dividends and repurchasing securities).

                  5.10. CONTINUATION OF AND CHANGE IN BUSINESSES. Each Borrower and its Subsidiaries will continue to engage in substantially the same business or businesses it engaged in (or proposes to engage in) on the date of this Agreement and businesses related or incidental thereto.

                  5.11. VISITATION. Each Borrower will permit such Persons as any Bank may reasonably designate to visit and inspect any of the properties of such Borrower, to discuss its affairs with its financial management, and provide such other information relating to the business and financial condition of such Borrower at such times as such Bank may reasonably request. Each Borrower hereby authorizes its financial management to discuss with any Bank the affairs of such Borrower.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

                  Until the commitments of the Banks under Section 2.01 hereof to make Loans have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, each of the Borrowers covenants and agrees with the Banks that:

                  6.01. MERGERS. No Borrower will merge with or into or consolidate with any other Person, except that if no Default shall occur and be continuing or shall exist at the time of such merger or consolidation or immediately thereafter and after giving effect thereto any Borrower may merge or consolidate with any other corporation, including a Subsidiary, if such Borrower shall be the surviving corporation.

                  6.02. DISPOSITIONS. No Borrower will, nor will it permit any of its Subsidiaries to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily (any of the foregoing being referred to in this Section as a "Disposition" and any series of related Dispositions constituting but a single Disposition), any of its properties or assets, tangible or intangible (including but not limited to sale, assignment, discount or other disposition of accounts, contract rights, chattel paper or general intangibles with or without recourse), except:

                  (a) Dispositions in the ordinary course of business involving current assets or other assets classified on such Borrower's balance sheet as available for sale;

                  (b) sales, conveyances, assignments or other transfers or dispositions in immediate exchange for cash or tangible assets, PROVIDED that any such sales, conveyances or transfers shall not individually, or in the aggregate for the Borrowers and their respective Subsidiaries, exceed $500,000,000 in any calendar year; or

                  (c) Dispositions of equipment or other property which is obsolete or no longer used or useful in the conduct of the business of such Borrower or its Subsidiaries.

                  6.03. LIENS. No Borrower will, nor will it permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or assets, tangible or intangible, now owned or hereafter acquired by it, except:

                  (a) Liens existing on the date hereof (and extension, renewal and replacement Liens upon the same property, provided that the amount secured by each Lien constituting such an extension, renewal or replacement Lien shall not exceed the amount secured by the Lien theretofore existing) and listed on
Schedule 6.03;

                  (b) Liens arising from taxes, assessments, charges, levies or claims described in Section 5.06 that are not yet due or that remain payable without penalty or to the extent permitted to remain unpaid under the provision of Section 5.06;

                  (c) Liens on property securing all or part of the purchase price thereof to such Borrower and Liens (whether or not assumed) existing on property at the time of purchase thereof by such Borrower (and extension, renewal and replacement Liens upon the same property); PROVIDED (i) each such Lien is confined solely to the property so purchased, improvements thereto and proceeds thereof, and (ii) the aggregate amount of the obligations secured by all such Liens on any particular property at any time purchased by such Borrower, as applicable, shall not exceed 100% of the lesser of the fair market value of such property at such time or the actual purchase price of such property;

                  (d) zoning restrictions, easements, minor restrictions on the use of real property, minor irregularities in title thereto and other minor Liens that do not in the aggregate materially detract from the value of a property or asset to, or materially impair its use in the business of, such Borrower or any such Subsidiary;

                  (e) Liens securing Indebtedness permitted by Section 6.07(c) covering assets whose market value is not materially greater than the amount of the Indebtedness secured thereby plus a commercially reasonable margin;

                  (f) Liens on cash and securities of a Borrower or its Subsidiaries incurred as part of the management of its investment portfolio in accordance with XL Capital's Statement of Investment Policy Objectives and Guidelines as in effect on the date hereof or as it may be changed from time to time by a resolution duly adopted by the board of directors of XL Capital (or any committee thereof);

                  (g) Liens on (i) assets received, and on actual or imputed investment income on such assets received, relating and identified to specific insurance payment liabilities or to liabilities arising in the ordinary course of any Borrower's or any of their Subsidiary's business as an insurance or reinsurance company (including GICs) or corporate member of The Council of Lloyd's or as a provider of financial or investment services or contracts, or the proceeds thereof, in each case held in a segregated trust or other account and securing such liabilities or (ii) any other assets subject to any trust or other account arising out of or as a result of contractual, regulatory or any other requirements; PROVIDED that in no case shall any such Lien secure Indebtedness and any Lien which secures Indebtedness shall not be permitted under this clause (g);

                  (h) statutory and common law Liens of materialmen, mechanics, carriers, warehousemen and landlords and other similar Liens arising in the ordinary course of business; and

                  (i) Liens existing on property of a Person immediately prior to its being consolidated with or merged into any Borrower or any Subsidiary of a Borrower or its becoming a Subsidiary, and Liens existing on any property acquired by any Borrower or any Subsidiary of a Borrower at the time such property is so acquired (whether or not the Indebtedness secured thereby shall have been assumed) (and extension, renewal and replacement Liens upon the same property, PROVIDED that the amount secured by each Lien constituting such an extension, renewal or replacement Lien shall not exceed the amount secured by the Lien theretofore existing); PROVIDED that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Subsidiary or such acquisition of property and (ii) each such Lien shall extend solely to the item or items of property so acquired and, if required by terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property.

                  6.04. TRANSACTIONS WITH AFFILIATES. No Borrower will, nor will it permit any of its Subsidiaries to, enter into or carry out any transaction with (including, without limitation, purchase or lease property or services to, loan or advance to or enter into, suffer to remain in existence or amend any contract, agreement or arrangement with) any Affiliate of such Borrower, or directly or indirectly agree to do any of the foregoing, except (i) transactions involving guarantees or co-obligors with respect to any Indebtedness described in Schedule 6.07, (ii) transactions among the Borrowers and their wholly-owned Subsidiaries and (iii) transactions with Affiliates in good faith in the ordinary course of such Borrower's business consistent with past practice and on terms no less favorable to such Borrower or any Subsidiary than those that could have been obtained in a comparable transaction on an arm's length basis from an unrelated Person.

                  6.05. RATIO OF TOTAL FUNDED DEBT TO TOTAL CAPITALIZATION. XL Capital will not permit its ratio of (a) Total Funded Debt to (b) the sum of Total Funded Debt PLUS Consolidated Net Worth to be greater than 0.35:1.00 at any time.

                  6.06. CONSOLIDATED NET WORTH. XL Capital will not permit its Consolidated Net Worth to be less than the sum of (a) $4,600,000,000 PLUS (b) 25% of net income (if positive) for each fiscal quarter of XL Capital commencing with the fiscal quarter ending June 30, 2001.

                  6.07. INDEBTEDNESS. No Borrower will, nor will it permit any of its Subsidiaries to, at any time create, incur, assume or permit to exist any Indebtedness, or agree, become or remain liable (contingent or otherwise) to do any of the foregoing, except:

                  (a)  Indebtedness created hereunder;

                  (b) Indebtedness incurred pursuant to the Letter of Credit and Reimbursement Agreement dated as of June 29, 2001 between the Obligors, the lenders party thereto and The Chase Manhattan Bank, as the administrative agent for such lenders;

                  (c) secured Indebtedness (including secured reimbursement obligations with respect to letters of credit) of any Borrower or any Subsidiary in an aggregate principal amount (for all Borrowers and their respective Subsidiaries) not exceeding $300,000,000 at any time outstanding;

                  (d) other unsecured Indebtedness, so long as upon the incurrence thereof no Default would occur or exist;

                  (e) Indebtedness consisting of accounts or claims payable and accrued and deferred compensation (including options) incurred in the ordinary course of business by any Borrower or any Subsidiary;

                  (f)  Indebtedness incurred in transactions described in
Section 6.03(f); and

                  (g) Indebtedness existing on the date hereof and described in
Schedule 6.07 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof.

                  6.08. CLAIMS PAYING RATINGS. XL Capital will maintain at all times a claims-paying rating of at least "A" from A.M. Best & Co. (or its successor) and XL Insurance and XL Re will maintain at all times a rating of at least "A" from Standard & Poor's Rating Services (or its successors).

                  6.09. PRIVATE ACT. No Borrower will become subject to a Private Act other than the X.L. Insurance Company, Ltd. Act, 1989.

                                                     Annex II to Sixth Amendment


                                  SCHEDULE 6.03

                                      LIENS

Letter of Credit and Reimbursement Agreement dated June 30, 1999, between XL Insurance Ltd, XL Capital Ltd, XL Europe Ltd, XL Mid Ocean Reinsurance Ltd, and The Brockbank Group plc as Account Parties and XL Insurance Ltd, XL Capital Ltd, XL Mid Ocean Reinsurance Ltd and XL Investments Ltd as Guarantors and Mellon Bank, N.A. as Issuing Bank and Agent.

First amendment to Letter of Credit and Reimbursement Agreement dated June 30, 1999, between XL Insurance Ltd, XL Capital Ltd, XL Europe Ltd, XL Mid Ocean Reinsurance Ltd, and The Brockbank Group plc as Account Parties and XL Insurance Ltd, XL Capital Ltd, XL Mid Ocean Reinsurance Ltd and XL Investments Ltd as Guarantors and Mellon Bank, N.A. as Issuing Bank and Agent dated January 21, 2000.

Second amendment to Letter of Credit and Reimbursement Agreement dated June 30, 1999, between XL Insurance Ltd, XL Capital Ltd, XL Europe Ltd, XL Mid Ocean Reinsurance Ltd, and The Brockbank Group plc as Account Parties and XL Insurance Ltd, XL Capital Ltd, XL Mid Ocean Reinsurance Ltd and XL Investments Ltd as Guarantors and Mellon Bank, N.A. as Issuing bank and Agent dated November 28, 2000.

Letter of Credit Agreement dated May 19, 1993, between Mid Ocean Limited and Citibank International plc.

                                                    Annex III to Sixth Amendment

                                  SCHEDULE 6.07

1. Credit Agreement (5-Year) between Mid Ocean Limited and The Chase Manhattan Bank, incorporated by reference to Exhibit 10.14.1 to the Company's Annual Report on Form 10-K (No. 1-10804) for the year ended November 30, 1998.

2. Amendment to No. 1 to Credit Agreement (5-Year) between Mid Ocean Limited and The Chase Manhattan Bank, incorporated by reference to Exhibit
10.14.2 to the Company's Annual Report on Form 10-K (No. 1-10804) for the year ended November 30, 1998.

3. Amendment No.2 to Credit Agreement (5-year) between Mid Ocean Limited and The Chase Manhattan Bank, incorporated by reference to Exhibit 10.14.19 to the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

4. Amendment No.3 to Credit Agreement (5-year) between Mid Ocean Limited and The Chase Manhattan Bank, incorporated by reference to Exhibit 10.14.19 to the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

5. Revolving Credit Agreement Between XL Insurance Company, Ltd. and Mellon Bank N.A., incorporated by reference to Exhibit (b)(2) of the GCR
Schedule 14D-1, incorporated by reference to Exhibit 10.14.14 to the Company's Annual Report on Form 10-K (No. 1-10804) for the year ended November 30, 1998.

6. First Amendment to Revolving Credit Agreement between XL Insurance Company, Ltd. and Mellon Bank N.A., incorporated by reference to Exhibit
10.14.15 to the Company's Annual Report on Form 10-K for the year ended November 30,1998.

7. Second Amendment to Revolving Credit Agreement between XL Insurance Company, Ltd. and Mellon Bank N.A., incorporated by reference to Exhibit
10.14.16 to the Company's Annual Report on Form 10-K for the year ended November 30,1998.

8. Third Amendment to Revolving Credit Agreement between XL Insurance Company, Ltd. and Mellon Bank, N.A., incorporated by reference to Exhibit
10.14.19 to the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

9. Fourth Amendment to Revolving Credit Agreement between XL Insurance Company, Ltd. and Mellon Bank, N.A., incorporated by reference to Exhibit
10.14.19 to the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

10. Fifth Amendment to Revolving Credit Agreement between XL Insurance Company, Ltd. and Mellon Bank, N.A., incorporated by reference to Exhibit 10.14.19 to the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

11. Letter of Credit Facility and Reimbursement Agreement dated as of June 30, 1999 by and among XL Insurance Ltd. et al. and Mellon Bank, N.A., incorporated by reference to Exhibit 10.14.19 to the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

12. First Amendment to Letter of Credit Facility and Reimbursement Agreement dated as of June 30, 1999 by and among XL Insurance Ltd. et al. and Mellon Bank, N.A., incorporated by reference to Exhibit 10.14.19 to the Company's Annual Report on Form 10-K for the year ended December 31, 1999

13. Second Amendment to Letter of Credit Facility and Reimbursement Agreement, dated as of November 28, 2000, by and among XL Insurance Ltd, XL Europe Ltd, XL Mid Ocean Reinsurance Ltd, XL Brockbank Group plc, and XL Investments Ltd and Mellon Bank.

14. 364-day Credit Agreement, dated as of July 5, 2000, between XL Capital Ltd, X.L. America, Inc., XL Insurance Ltd, XL Europe Ltd and XL Mid Ocean Reinsurance Ltd, as borrowers and guarantors, the lenders named therein. The Chase Manhattan Bank, as administrative agent, Chase Securities Inc., as advisor, lead arranger and book manager, Deutsche Bank AG, as syndication agent, and Mellon Bank, N.A. and Citibank, N.A., as co-documentation agent, incorporated by reference to the Company's quarterly report on Form 10-Q for June 2000.

15. Letter of Credit and Reimbursement Agreement, dated as of July 5, 2000, between XL Capital Ltd, X.L. America, Inc., XL Insurance Ltd, XL Europe Ltd and XL Mid Ocean Reinsurance Ltd, as account parties and guarantors, the lenders party thereto, The Chase Manhattan Bank, as administrative agent, Chase Securities Inc., as advisor, lead arranger and book manager, Deutsche Bank AG, as syndication agent, and Mellon Bank, N.A. and Citibank, N.A., as co-documentation agents, incorporated by reference to the Company's quarterly report on Form 10-Q for June 2000.

16. Letter of Credit and Reimbursement Agreement, dated November 3, 2000, between the Company, the guarantors named therein, the lenders named therein, Citibank International plc, as agent and trustee for the lenders, and Solomon Brothers International Limited, as arranger.

17. Letter of Credit Agreement (Secured) between XL Mid Ocean Reinsurance Ltd and Citibank International plc dated May 19, 1993 (as amended) incorporated by reference to the Company's Prospectus Supplement dated November 3, 1998.

18. Private Placement of $255m 6.58% Senior Notes due 2011 issued by X.L. America, Inc. dated April 12, 2001. Issue arranged by Lehman Brothers and guaranteed by XL Capital Ltd, XL Insurance Ltd, and XL Re Ltd.

19       XL Capital Ltd Zero-Coupon Convertible Debentures due May 23, 2001.
Arranged by Goldman, Sachs & Co., Deutsche Banc Alex. Brown, and Dresdner Kleinwort Wasserstein and described in the Offering Circular dated May 18, 2001.

20.      7.15% Senior Notes due 2005 issued by NAC Reinsurance.






























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